Questions & Answers

Tax-Exempt New York Money Market Fund

Investors Municipal Cash Fund

Q&A

Q. What is happening?

A. Deutsche Asset Management (“DeAM”) has initiated a program to reorganize and restructure certain money market funds within the DWS fund family.

Q. What issue am I being asked to vote on?

A. You are being asked to vote on a proposal to merge Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”), a series of Investors Municipal Cash Fund into NY Tax Free Money Fund (“NY Tax Free Fund” and formerly, NY Tax Free Money Fund Investment), a series of DWS Advisor Funds. Both funds are money market funds that seek to maintain a share value of $1.00 per share.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q. Why has this proposal been made for my fund?

A. The proposal to merge your fund into NY Tax Free Fund is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the program will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for higher yielding funds with potentially lower expenses.

In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base. Consequently, the combined

Q&A continued

fund is expected to have a lower total operating expense ratio than Tax-Exempt NY Fund’s current expense ratio. Finally, Deutsche Asset Management, Inc., NY Tax Free Fund’s investment advisor, has agreed to cap the expenses of newly created Tax-Exempt New York Money Market Fund shares of NY Tax Free Fund at a level equal to the current expense cap of Tax-Exempt NY Fund for at least three years following the merger.

Q. Will I have to pay federal income taxes as a result of the merger?

A. The merger is expected to be a tax-free reorganization for federal income tax purposes, and will not take place unless special tax counsel provides an opinion to that effect. Because each fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. Nevertheless, you may wish to consult a tax advisor for more information on your own tax situation.

Q. Upon merger, will I own the same number of shares?

A. Yes. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined on page 21 of the Prospectus/Proxy Statement).

Q. Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A. No. DeAM will bear these costs.

Q. When would the merger take place?

A. If approved, the merger would occur on or about March 12, 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q. How can I vote?

A. You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

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■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of your fund as explained in the Prospectus/Proxy statement; (2) forwarding a later-dated proxy that is received by your fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting.

Q. Will I be able to continue to track my fund’s performance on the Internet?

A. Yes. You will be able to continue to track your fund’s performance on the Internet.

Q. If I have the check writing privilege on my account, will new checks be issued?

A. No. New checks will not be issued. You can continue to use your existing checks.

Q. If I have the debit card privilege on my account, will a new debit card be issued?

A. No. A new debit card will not be issued. You can continue to use your existing debit card.

Q. Whom should I call for additional information about this Prospectus/Proxy Statement?

A. Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at (866) 774-4940.

TAX-EXEMPT NEW YORK MONEY MARKET FUND, a series of

INVESTORS MUNICIPAL CASH FUND

A Message from the Fund’s President

October 13, 2006

Dear Shareholder:

I am writing to ask you to vote on an important matter that affects your investment in Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”). While you are, of course, welcome to join us at the Tax-Exempt NY Fund shareholders’ special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Tax-Exempt NY Fund into NY Tax Free Money Fund (“NY Tax Free Fund” and formerly NY Tax Free Money Fund Investment), a series of DWS Advisor Funds. In this merger, your shares of Tax-Exempt NY Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly created Tax-Exempt New York Money Market Fund (“TENY”) class of NY Tax Free Fund equal in number to Tax-Exempt NY Fund shares held by you.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

The Trustees have determined that the proposed merger of Tax-Exempt NY Fund into NY Tax Free Fund is in the best interests of Tax-Exempt NY Fund. If the merger is approved, the Trustees expect that the proposed changes will take effect during the first quarter of 2007.

Included in this booklet is information about the upcoming shareholders’ special meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	The Prospectus/Proxy Statement, which provides detailed information on NY Tax Free Fund, the specific proposal being considered at the shareholders’ special meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, or vote by telephone or through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put the Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Tax-Exempt NY Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael G. Clark

President

Investors Municipal Cash Fund

TAX-EXEMPT NEW YORK MONEY MARKET FUND, a series of

INVESTORS MUNICIPAL CASH FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Tax-Exempt New York Money Market Fund:

A Special Meeting of Shareholders of Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”) will be held on Friday, December 8, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Tax-Exempt NY Fund to NY Tax Free Money Fund (“NY Tax Free Fund” and formerly NY Tax Free Money Fund Investment), in exchange for newly created Tax-Exempt New York Money Market Fund (“TENY”) class shares of NY Tax Free Fund and the assumption by NY Tax Free Fund of the liabilities of Tax-Exempt NY Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Tax-Exempt NY Fund in complete liquidation and termination of Tax-Exempt NY Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Tax-Exempt NY Fund at the close of business on October 11, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time without notice to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.

By order of the Trustees

John Millette

Secretary

October 13, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF TAX-EXEMPT NEW YORK MONEY MARKET FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Trustees’ recommendation on the proposal.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please return each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Computershare Fund Services, Inc., Tax-Exempt New York Money Market Fund’s proxy solicitor, at the special toll-free number we have set up for you (866) 774-4940 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

INVESTORS MUNICIPAL CASH FUND

Tax-Exempt New York Money Market Fund

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

DWS ADVISOR FUNDS

NY Tax Free Money Fund

345 Park Avenue

New York, New York 10154

(212) 454-7190

October 16, 2006

Acquisition of the assets of:	By and in exchange for shares of:

Tax-Exempt New York Money Market Fund a series of Investors Municipal Cash Fund	NY Tax Free Money Fund a series of DWS Advisor Funds

222 South Riverside Plaza Chicago, Illinois 60606 (312) 537-7000	345 Park Avenue New York, New York 10154 (212) 454-7190

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Tax-Exempt New York Money Market Fund (“Tax-Exempt NY Fund”), a series of Investors Municipal Cash Fund into NY Tax Free Money Fund (“NY Tax Free Fund” and formerly NY Tax Free Money Fund Investment), a series of DWS Advisor Funds. Tax-Exempt NY Fund and NY Tax Free Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Tax-Exempt NY Fund will receive a number of full and fractional shares of the newly created Tax-Exempt New York Money Market Fund (“TENY”) class shares of NY Tax Free Fund equal in number as of the Valuation Time (as defined below on page 21) to such shareholder’s Tax-Exempt NY Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about October 19, 2006. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in NY Tax Free Fund, a series of a diversified open-end registered management investment company. Please read this Prospectus/Proxy Statement carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC, are incorporated by reference into (which means they legally form a part of) and accompany this Prospectus/Proxy Statement:

(i)	The prospectus of NY Tax Free Fund, dated August 14, 2006, as supplemented from time to time, relating to NY Tax Free Fund’s newly created TENY class shares.

The following documents have been filed with the SEC and are incorporated by reference into (which means they legally form a part of) this Prospectus/Proxy Statement:

(i)	The statement of additional information dated October 16, 2006 (the “Merger SAI”), relating to this Prospectus/Proxy Statement;

(ii)	The prospectus and statement of additional information of Tax-Exempt NY Fund, each dated August 1, 2006, as supplemented from time to time;

(iii)	The annual report to shareholders of Tax-Exempt NY Fund for the fiscal year ended March 31, 2006;

(iv)	The statement of additional information of NY Tax Free Fund, dated May 1, 2006 as revised August 14, 2006, as supplemented from time to time, relating to NY Tax Free Fund’s newly created TENY class shares;

(v)	The semi-annual report to shareholders of NY Tax Free Fund for the six months ended June 30, 2006; and

(vi)	The annual report to shareholders of NY Tax Free Fund for the year ended December 31, 2005.

Shareholders may obtain free copies of the Funds’ annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your financial advisor or by calling the corresponding Fund at (800) 231-8569 with respect to Tax-Exempt NY Fund or (800) 730-1313 with respect to NY Tax Free Fund.

Like shares of Tax-Exempt NY Fund, shares of NY Tax Free Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested. While the Fund’s advisor gives priority to earning income and maintaining the value of the Fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes.

This Prospectus/Proxy Statement is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc. (“Computershare”), Tax-Exempt NY Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor.

NY Tax Free Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at (800) SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Investors Municipal Cash Fund (the “Trust”), of which Tax-Exempt NY Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Tax-Exempt NY Fund into NY Tax Free Fund.

If approved by shareholders, all of the assets of Tax-Exempt NY Fund will be transferred to NY Tax Free Fund solely in exchange for the issuance and delivery to Tax-Exempt NY Fund of newly created TENY class shares of NY Tax Free Fund (“Merger Shares”) equal in number to the outstanding shares of Tax-Exempt NY Fund and for the assumption by NY Tax Free Fund of all liabilities of Tax-Exempt NY Fund. Immediately following the transfer, the Merger Shares received by Tax-Exempt NY Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my shares of Tax-Exempt NY Fund as a result of the merger?

Your shares of Tax-Exempt NY Fund will be exchanged for newly created TENY class shares of NY Tax Free Fund, a Fund with substantially similar characteristics to Tax-Exempt NY Fund. You will hold TENY class shares of NY Tax Free Fund after the merger.

3.	Why is the merger being proposed and why have the Trustees of the Trust recommended that I approve the merger?

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”) to reorganize and restructure certain money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining to recommend that shareholders approve the merger, the Trustees considered the following factors, among others:

•	That the investment objective, policies, restrictions and strategies of Tax-Exempt NY Fund are similar to the investment objective, policies, restrictions and strategies of NY Tax Free Fund;

•	That shareholders of Tax-Exempt NY Fund are expected to benefit from a lower total fund operating expense ratio;

•	That Deutsche Asset Management, Inc. (“DeAM, Inc.”), the investment adviser to NY Tax Free Fund, has agreed to cap the total operating expense ratio of TENY class shares of NY Tax Free Fund for at least three years following the merger at a level equal to the current expense cap of shares of Tax-Exempt NY Fund; and

•	That DeAM agreed to pay all costs associated with the merger.

The Trustees of the Trust concluded that: (1) the merger is in the best interests of Tax-Exempt NY Fund, and (2) the interests of the existing shareholders of Tax-Exempt NY Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are substantially similar. Tax-Exempt NY Fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital. Under normal circumstances, Tax-Exempt NY Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from federal and New York State income tax. The Fund does not consider bonds whose interest may be subject to the alternative minimum tax (“AMT”) as municipal securities for purposes of this limitation. The Fund may, however, invest up to 20% of its assets in securities whose interest is subject to the AMT, which means shareholders may owe taxes on a portion of their dividends if such shareholders are among those investors who must pay the AMT. The Fund also normally invests at least 65% of total assets in securities, the income from which is free from New York City personal income taxes. Tax-Exempt NY Fund is designed for New York taxpayers in a moderate to high tax bracket who are interested in tax-free income along with the liquidity and stability that a money fund is designed to offer. Tax-Exempt NY Fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintaining a dollar-weighted average maturity of 90 days or less.

NY Tax Free Fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital. Under normal conditions, the Fund invests at least 80% of its net assets in investments the income from which is excluded from federal income taxes and exempt from New York State and City personal income taxes. The Fund does not consider bonds whose interest may be subject to the AMT as municipal securities for purposes of this limitation. The Fund may, however, invest up to 20% of its assets in securities whose interest is subject to the AMT, which means shareholders may owe taxes on a portion of their dividends if such shareholders are among those investors who must pay the AMT. The Fund may invest up to 20% of its total assets in notes and bonds that are exempt from federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the Fund’s criteria. In response to adverse political, economic or market events, the Fund may adopt a temporary defensive position in which it places more than 20% of the Fund’s assets in high quality money market investments that are subject to federal income tax. To the extent that the Fund might do so, it may not meet its goal of a high level of current tax-free income. The Fund seeks to achieve its goal by investing primarily in municipal bonds and notes from New York issuers (or issuers in other locales), the interest on which is exempt from federal income tax and New York State and City personal income taxes. The Fund maintains a dollar-weighted average maturity of 90 days or less.

Both Funds follow two policies designed to maintain a stable share price and to generate income exempt from federal income tax and New York State and New York City personal income taxes:

•	Generally, portfolio securities are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The Funds may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase; and

•	The Funds primarily buy short-term New York municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two (Tax-Exempt NY Fund) or top three (NY Tax Free Fund) highest long-term rating categories, and are determined to be of comparable quality by the advisor.

As of September 1, 2006, the dollar-weighted average maturity for Tax-Exempt NY Fund and NY Tax Free Fund was 40 days and 31 days, respectively.

5.	How do the management fee and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that Tax-Exempt NY Fund incurred for the year ended March 31, 2006, and the pro forma estimated expense ratio of NY Tax Free Fund assuming consummation of the merger as of that date. The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger. As shown below, the merger is expected to result in the same management fee ratio and a lower total expense ratio for shareholders of Tax-Exempt NY Fund. There can be no assurance, however, that the merger will result in expense savings. The fees and expenses for the newly created TENY class of NY Tax Free Fund are estimated for the current fiscal year.

Shareholder Fees

(fees paid directly from your investment)

	Tax-Exempt NY Fund	NY Tax Free Fund— TENY class (Pre-Merger)	NY Tax Free Fund— TENY class (Pro Forma Combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Redemption/Exchange Fee (as a percentage of total redemption proceeds)	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
Tax-Exempt NY Fund	0.22%		0.50%	0.37	%(b)	1.09%		0.09%	1.00	%(d)
NY Tax Free Fund—TENY class (Pre-Merger)	0.22	%(a)	0.50%	0.24	%(g)	0.96	%(e)(f)	—	0.96%
Pro Forma Combined NY Tax Free Fund—TENY class	0.22	%(a)	0.50%	0.24	%(c)	0.96	%(e)(f)	—	0.96%

(a)	Management fee includes 0.10% administration fee paid to DeAM, Inc. for administrative and accounting services pursuant to an Administrative Services Agreement.
(b)	Includes costs of shareholder servicing, custody and similar expenses, which may vary with Fund size and other factors.

(c)	Other expenses are estimated, accounting for the effect of the merger. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with Fund size and other factors.
(d)	Through July 31, 2007, DeIM, Inc. (as defined on page 16) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of Tax-Exempt NY Fund to the extent necessary to maintain Tax-Exempt NY Fund’s total operating expenses at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(e)	Contingent upon completion of the merger, for three years from the completion of the merger, DeAM, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at an annual rate of 1.00% for TENY class shares of NY Tax Free Fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(f)	Annual Fund Operating Expenses are estimated since no TENY class shares will be issued prior to the merger.
(g)	Other expenses are estimated since no TENY class shares were issued as of the Fund’s fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with Fund size and other factors.

Examples

The following examples translate the expenses shown in the Annual Fund Operating Expenses into dollar amounts. By doing this you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Tax-Exempt NY Fund(1)	$102	$338	$592	$1,321
NY Tax Free Fund-TENY class (Pre-Merger)	$98	$306	$531	$1,178
Pro Forma Combined NY Tax Free Fund-TENY class	$98	$306	$531	$1,178

(1)	Includes one year of capped expenses in each period.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedules for NY Tax Free Fund reflect the current management fee schedule, as well as reductions that will be effective upon the consummation of the merger.

Tax-Exempt NY Fund(2)		NY Tax Free Fund— TENY Class (Pre-Merger)		NY Tax Free Fund— TENY Class (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$500 million	0.220%	All Levels	0.12%(1)	All Levels	0.12%(1)
$500 million-$1 billion	0.200%
$1 billion-$2 billion	0.175%
$2 billion-$3 billion	0.160%
More than $3 billion	0.150%

(1)	Prior to June 1, 2006, the management agreement for NY Tax Free Fund contemplated the provision by DeAM, Inc. of both investment advisory and administrative services, and the management fee payable by NY Tax Free Fund compensated DeAM, Inc. for both types of services. Effective June 1, 2006, NY Tax Free Fund’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by Tax-Exempt NY Fund continues to compensate DeIM (as defined below) for both investment advisory and administrative services.

(2)	The management fee for each series of the Trust, including Tax-Exempt NY Fund, is computed based on the combined average daily net assets of all series of the Trust and allocated to such series based upon the relative net assets of each series.

A discussion regarding the basis for the Tax-Exempt NY Fund Board’s approval of the advisory agreement is available in the most recent semi-annual report to shareholders.

A discussion regarding the basis for the NY Tax Free Fund Board’s approval of the advisory agreement is available in the most recent annual report to shareholders.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Tax-Exempt NY Fund or its shareholders as a direct result of the merger. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy. Each Fund declares dividends daily and pays dividends monthly to shareholders. Each Fund may take into account capital gains and losses in its daily dividend declarations. The cutoff time for wire transfer purchases to receive that day’s dividend is 12:00 p.m. Eastern time for both Funds. The cut-off time will remain 12:00 p.m. Eastern time following the merger.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. There is no material difference between the procedures for purchasing, redeeming and exchanging shares of the two Funds.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. The shares of each Fund are purchased and redeemed at the net asset value (“NAV”) of the Fund’s shares next determined after an order in proper form is received. You can place an order to buy or sell shares at any time. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the outstanding shares. Each Fund seeks to maintain a stable $1.00 share price.

For more information on each Fund’s purchase, redemption and exchange policies, see the applicable Fund’s prospectus and statement of additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Tax-Exempt NY Fund.

10.	Will the number of shares I own change?

No. You will receive shares equal in number to the shares you own as of the Valuation Time (as defined below on page 21).

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Tax-Exempt NY Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter.

The Trustees of the Trust believe that the proposed merger is in the best interests of Tax-Exempt NY Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of NY Tax Free Fund and how do they compare with those of Tax-Exempt NY Fund?

Investment Objectives and Strategies.    As noted above, the Funds have substantially similar investment objectives and employ substantially similar investment strategies. Each Fund is a money market fund that emphasizes investments that provide interest income that is exempt from New York State and New York City personal income tax.

Tax-Exempt NY Fund.    Tax-Exempt NY Fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital. Under normal circumstances, Tax-Exempt NY Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from federal and New York State income tax. The Fund does not consider bonds whose interest may be subject to the AMT as municipal securities for purposes of this limitation. The Fund also normally invests at least 65% of total assets in securities, the income from which is free from New York City personal income taxes. Tax-Exempt NY Fund is designed for New York taxpayers in a moderate to high tax bracket who are interested in tax-free income along with the liquidity and stability that a money fund is designed to offer. While the Fund’s advisor gives priority to earning income and maintaining the value of the Fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer’s creditworthiness changes. Tax-Exempt Fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintaining a dollar-weighted average maturity of 90 days or less. The Fund is managed in accordance with SEC Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”).

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities the Fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

NY Tax Free Fund.    NY Tax Free Fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital. Under normal conditions, the Fund invests at least 80% of its assets in investments the income from which is excluded from federal income tax and exempt from New York State and City personal income taxes. The Fund may invest up to 20% of its total assets in notes and bonds that are exempt from federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the Fund’s criteria. In response to adverse political, economic or market events, the Fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to federal income tax. To the extent that the Fund might do so, it may not meet its goal of a high level of current tax-free income. The Fund seeks to achieve its goal by investing primarily in municipal bonds and notes from New York issuers (or issuers in other locales), the interest on which is exempt from federal income tax and New York State and City personal income taxes. The Fund maintains a dollar-weighted average maturity of 90 days or less.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the Fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Both Funds follow two policies designed to maintain a stable share price and to generate income exempt from federal income tax and New York State and City personal income taxes:

•	Generally, portfolio securities are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The Funds may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase; and

•	The Funds primarily buy short-term New York municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two NRSROs;

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two (Tax-Exempt NY Fund) or top three (NY Tax Free Fund) highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Both Funds primarily invest in the same types of investments, including:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer’s taxing power;

•	Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less;

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues;

•	Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance;

•	Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. NY Tax Free Fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. Tax-Exempt NY Fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase;

•	Private activity bonds, which are revenue bonds that finance nongovernmental activities, such as private industry construction. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT; and

•	Municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Each Fund may invest up to 35% of its net assets in MTRs.

For a more detailed description of the investment techniques used by Tax-Exempt NY Fund and NY Tax Free Fund, please see the applicable Fund’s prospectus(es) and statement(s) of additional information.

Primary Risks.    As with any investment, you may lose money by investing in NY Tax Free Fund. There are several risk factors summarized below that could reduce the yield you get from NY Tax Free Fund or make it perform less well than other investments. The risks of an investment in NY Tax Free Fund are the same as the risks of an investment in Tax-Exempt NY Fund. More detailed descriptions of the risks associated with an investment in NY Tax Free Fund can be found in the current prospectus and statement of additional information of NY Tax Free Fund.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, NY Tax Free Fund limits the dollar-weighted average maturity of the securities held by NY Tax Free Fund to 90 days or less. Generally, the prices of short-term investments fluctuate less than longer-term investments.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, NY Tax Free Fund only buys high quality securities with minimal credit risk. Also, NY Tax Free Fund primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk.    While NY Tax Free Fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which NY Tax Free Fund invests will not perform as expected. This could cause NY Tax Free Fund’s returns to lag behind those of similar money market funds.

Concentration Risk.    Because of NY Tax Free Fund’s concentration in New York municipal securities, NY Tax Free Fund has a relatively large exposure to financial stresses arising from a regional economic downturn. The advisor attempts to limit this risk by spreading out investments across issuers to the extent possible.

NY Tax Free Fund’s ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.

A weaker economy could adversely affect the ability of issuers of New York municipal securities to repay their debt. A default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt NY Tax Free Fund’s performance. As a result, NY Tax Free Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if NY Tax Free Fund has difficulty finding attractive New York municipal securities to purchase, the amount of NY Tax Free Fund’s income that is subject to New York taxes could increase.

Municipal Trust Receipts Risk.    NY Tax Free Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of NY Tax Free Fund.

An investment in NY Tax Free Fund is not insured or guaranteed by the FDIC or any other government agency. Although NY Tax Free Fund seeks to preserve the value of an investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in NY Tax Free Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund. The performance of the Funds and the index varies over time. TENY class shares are expected to commence operations after the completion of the merger of Tax Exempt NY Fund into NY Tax Free Fund and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of NY Tax Free Fund’s existing Investment Class shares. Although Investment Class shares are not offered in this Prospectus/Proxy Statement, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses. Of course, a Fund’s past performance is not necessarily an indication of future performance.

As of December 31, 2005, Tax-Exempt NY Fund’s taxable equivalent yield was 3.75%. As of December 31, 2005, the existing class of NY Tax Free Fund’s taxable equivalent yield was 4.33%. To learn the current yield, investors may call the Funds’ Service Center at (800) 231-8569 with respect to Tax-Exempt NY Fund or (800) 730-1313 with respect to NY Tax Free Fund. The taxable equivalent yield demonstrates yield on a taxable investment necessary to produce an after-tax yield equal to a Fund’s tax-free yield. Yield is the income generated by a Fund over a seven day period. This amount is then annualized, which means that we assume the Fund generates the same income every week for a year. The “total return” of a Fund is the change in the value if an investment in the Fund over a given period. Average annual total returns are calculated by averaging the year-by-year returns of each Fund over a given period.

Calendar Year Total Returns (%)

Tax-Exempt NY Fund

Annual Total Returns (%) as of 12/31 each year

2006 Total Return as of June 30: 1.13%

For the periods included in the bar chart:

Highest Quarter: 0.86%; Q2 2000

Lowest Quarter: 0.02%; Q1 2004

NY Tax Free Fund

Annual Total Returns (%) as of 12/31 each year

2006 Total Return as of June 30: 1.25%

For the periods included in the bar chart:

Highest Quarter: 0.86%; Q4 2000

Lowest Quarter: 0.04%; Q3 2003

Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years
Tax-Exempt NY Fund	1.43%	0.82%	1.82%
NY Tax Free Fund	1.70%	1.00%	1.88%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current taxable equivalent yield of the Funds, call your financial advisor or (800) 231-8569 with respect to Tax-Exempt NY Fund or (800) 730-1313 with respect to NY Tax Free Fund or visit the Funds’ website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisors and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”), which is part of DeAM, is the investment advisor for Tax-Exempt NY Fund. Under the supervision of the Board of Trustees of the Trust, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is headquartered at 345 Park Avenue, New York, NY 10154.

DeAM, Inc. is the investment advisor for NY Tax Free Fund. Under the supervision of the Board of Trustees of DWS Advisor Funds, DeAM, Inc. makes investment decisions for NY Tax Free Fund, buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is headquartered at 345 Park Avenue, New York, NY 10154. DeAM, Inc. and DeIM are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Asset Management (“DeAM”) is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience managing money market funds.

Distribution and Administration Fees.    Pursuant to separate Distribution Service Agreements, DWS-Scudder Distributors, Inc. (“DWS-SDI”), located at 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of each Fund’s investment advisor, serves as principal distributor of shares of Tax-Exempt NY Fund and NY Tax Free Fund. Tax-Exempt NY Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). Pursuant to its Rule 12b-1 Plan, Tax-Exempt NY Fund’s shares have a distribution fee of 0.50%. NY Tax Free Fund has adopted a Rule 12b-1 Plan for the newly created TENY class shares. Pursuant to its Rule 12b-1 Plan, NY Tax Free Fund’s newly created TENY class shares have a distribution fee of 0.50%.

DeIM (the “Administrator”) is the Administrator for NY Tax Free Fund pursuant to an administration agreement (the “Administration Agreement”). Tax-Exempt NY Fund does not have a separate administration agreement, however the newly created TENY class shares will pay the Administrator an annual fee based on its average daily net assets, which is calculated daily and paid monthly at the annual rate of 0.10% pursuant to the Administration Agreement.

Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. The NY Tax Free Fund 12b-1 and administration fee structure will remain in effect following the merger.

Trustees and Officers.    The Trustees of the Trust (of which Tax-Exempt NY Fund is a series) are different from those of DWS Advisor Funds (of which NY Tax Free Fund is a series). As more fully described in the statements of additional information of NY Tax Free Fund, which are available upon request, the following individuals comprise the Board of Trustees of DWS Advisor Funds: Henry P. Becton, Jr., Dawn Marie-Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., Axel Schwarzer, William N. Searcy, Jean Gleason Stromberg and Carl W. Vogt. The officers of NY Tax Free Fund are Michael G. Clark, President, Paul H. Schubert, Chief Financial Officer and Treasurer, John Millette, Vice President and Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer, Robert Kloby, Chief Compliance Officer and A. Thomas Smith, Chief Legal Officer.

Independent Registered Public Accounting Firms.    The Trust’s independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audits and reports on Tax-Exempt NY Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for NY Tax Free Fund.

Declarations of Trust.    Tax-Exempt NY Fund is a series of the Trust, a Massachusetts business trust governed by the laws of The Commonwealth of Massachusetts. The Trust is an open-end management investment company, which was organized under the name “Tax-Exempt New York Money Market Fund” as a Massachusetts business trust on March 2, 1990 with a single investment portfolio. On May 21, 1997, the Trust changed its name from “Tax-Exempt New York Money Market Fund” to “Investors Municipal Cash Fund.” Tax-Exempt NY Fund is governed by an Agreement and Declaration of Trust dated March 9, 1990, as amended.

NY Tax Free Fund is a series of DWS Advisor Funds, a Massachusetts business trust governed by the laws of The Commonwealth of Massachusetts. DWS Advisor Funds is an open-end management investment company, which was organized under the laws of Massachusetts on July 21, 1986. NY Tax Free Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated June 27, 2006, as amended.

Each charter document is referred to herein as a Declaration of Trust. These charter documents are substantially similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Tax-Exempt NY Fund and NY Tax Free Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Neither Fund is required to hold annual meetings of its shareholders nor does NY Tax Free Fund intend to hold annual meetings in the future.

Shares of both Funds are fully paid and non-assessable (except as described below), transferable, and have no preemptive, conversion or subscription rights. Shares of both Funds are entitled to dividends as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to such class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum amount designated from time to time by the Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declaration of Trust governing Tax-Exempt NY Fund and NY Tax Free Fund, however, each disclaims shareholder liability in connection with each Fund’s property or the acts and obligations of the Fund and requires notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by each Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of each Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of each Fund, and provides that each Fund shall be covered by insurance that the Trustees consider necessary or appropriate. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeAM to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and each Fund itself is unable to meet its obligations.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of such trust and belong irrevocably to such Fund for all purposes, subject only to the rights of creditors.

The forgoing is a very general summary of certain provisions of the Declarations of Trust governing Tax-Exempt NY Fund and NY Tax Free Fund. It is qualified in its entirety by reference to the Declarations of Trust themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Tax-Exempt NY Fund are being asked to approve a merger between Tax-Exempt NY Fund and NY Tax Free Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Tax-Exempt NY Fund to NY Tax Free Fund in exchange for the assumption by NY Tax Free Fund of all of the liabilities of Tax-Exempt NY Fund and for the issuance and delivery to Tax-Exempt NY Fund of Merger Shares equal in number to the outstanding shares of Tax-Exempt NY Fund as of the Valuation Time (as defined on page 21).

After receipt of the Merger Shares, Tax-Exempt NY Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Tax-Exempt NY Fund, and the legal existence of Tax-Exempt NY Fund as a series of the Trust will be terminated. Each shareholder of Tax-Exempt NY Fund will receive a number of full and fractional Merger Shares of newly created TENY class shares equal in number to the shareholder’s Tax-Exempt NY Fund shares as of the Valuation Time (as defined on page 21).

Tax-Exempt NY Fund and NY Tax Free Fund have substantially similar investment objectives, policies, restrictions and strategies. Because of the similarities in the portfolios of each Fund and the short-term characteristics of the portfolio securities, Tax-Exempt NY Fund does not expect to dispose of securities prior to the merger, except in the ordinary course. DeAM has represented that as of September 1, 2006, Tax-Exempt NY Fund did not have any investments that were not consistent with the current investment objective, policies, restrictions and strategies of NY Tax Free Fund.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders of Tax-Exempt NY Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of shareholders of Tax-Exempt NY Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Advisor Funds may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. The proposed merger is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds, and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the merger offers shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

The Trustees conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger and recommended that the merger be approved by shareholders.

In determining to recommend that the shareholders of Tax-Exempt NY Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The Trustees noted that the estimated operating expense ratio of TENY class shares of the combined fund is lower than the expense ratio of shares of Tax-Exempt NY Fund. The Trustees also considered DeAM, Inc.’s commitment to cap the operating expenses of the combined fund’s TENY class shares for at least three years at a level equal to the current expense cap of shares of Tax-Exempt NY Fund. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Trustees considered that the merger would not result in the dilution of shareholder interests and that the terms and conditions of the Agreement were fair and reasonable.

•	The Trustees noted that the investment objective, policies, restrictions and strategies of Tax-Exempt NY Fund are similar to the investment objective, policies, restrictions and strategies of Tax Free NY Fund and that the securities in Tax-Exempt NY Fund’s portfolio are compatible with the securities in NY Tax Free Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of Tax-Exempt NY Fund to pursue similar investment goals in a larger fund.

•	The Trustees noted that the services available to shareholders of NY Tax Free Fund were substantially similar to those available to shareholders of Tax-Exempt NY Fund.

•	The Trustees noted that DeAM would bear all expenses associated with the merger.

•	The Trustees noted that DeAM believes the combined fund would be more likely to attract additional assets than Tax-Exempt NY Fund and enjoy any related economies of scale.

•	The Trustees noted that DeAM, Inc. has agreed to indemnify NY Tax Free Fund against certain liabilities DWS Advisor Funds may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in DWS Advisor Funds (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by fund management to be remote.

•	The Trustees noted that DeIM has agreed to indemnify the Disinterested Trustees of the Trust against certain liabilities that such Disinterested Trustees may incur by reason of having served as a Trustee of Tax-Exempt NY Fund.

Based on all of the foregoing, the Trustees of the Trust concluded that the participation of Tax-Exempt NY Fund in the proposed merger with NY Tax Free Fund would be in the best interests of Tax-Exempt NY Fund and would not dilute the interests of existing shareholders. The Trustees of the Trust unanimously recommend that shareholders of Tax-Exempt NY Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that NY Tax Free Fund will acquire all of the assets of Tax-Exempt NY Fund in exchange for the assumption by NY Tax Free Fund of all of the liabilities of Tax-Exempt NY Fund and for the issuance of Merger Shares equal in number to the shares of Tax-Exempt NY Fund. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m., Eastern time on March 9, 2007, or such other date and time as may be agreed upon by the parties) (the “Valuation Time”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Tax-Exempt NY Fund will transfer all of its assets to NY Tax Free Fund, and in exchange NY Tax Free Fund will assume all liabilities of Tax-Exempt NY Fund and deliver to Tax-Exempt NY Fund a number of full and fractional Merger Shares of newly created TENY class shares equal in number to the shares of Tax-Exempt NY Fund. Immediately following the transfer of assets on the Exchange Date, Tax-Exempt NY Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Tax-Exempt NY Fund. As a result of the proposed merger, each shareholder of Tax-Exempt NY Fund will receive a number of Merger Shares of newly created TENY class shares equal in number to the shares of Tax-Exempt NY Fund surrendered by the shareholders. This distribution will be accomplished by the establishment of accounts on the share records of NY Tax Free Fund in the name of such Tax-Exempt NY Fund shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of DWS Advisor Funds have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Tax-Exempt NY Fund and NY Tax Free Fund, (ii) by either party if the merger shall not be consummated by May 11, 2007, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, and (iv) if the net asset value per share of either Fund, calculated using market values, deviates by more than 0.3% from its net asset value per share calculated using amortized cost.

If shareholders of Tax-Exempt NY Fund approve the merger, NY Tax Free Fund has agreed to identify in writing prior to the Exchange Date any assets of Tax-Exempt NY Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of NY Tax Free Fund, and Tax-Exempt NY Fund agrees to dispose of such assets prior to the Exchange Date. NY Tax Free Fund also agrees to identify in writing prior to the Exchange Date any assets that it would like Tax-Exempt NY Fund to purchase, consistent with NY Tax Free Fund’s investment objective, policies, restrictions and strategies, and Tax-Exempt NY Fund agrees to purchase such assets with the cash proceeds from the disposition of assets identified by NY Tax Free Fund. DeAM, Inc. has represented that it does not expect NY Tax Free Fund to identify any such assets.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Tax-Exempt NY Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be newly created TENY class shares of NY Tax Free Fund. (TENY class shares of NY Tax Free Fund are not offered currently and are being offered initially in connection with the merger.) The Merger Shares have substantially similar characteristics as shares of Tax-Exempt NY Fund. Merger Shares will be treated as having been purchased on the same date and for the same price as Tax-Exempt NY Fund shares for which they were exchanged. For more information on the characteristics of the Merger Shares, please see the applicable NY Tax Free Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by NY Tax Free Fund of all of the assets of Tax-Exempt NY Fund solely in exchange for Merger Shares and the assumption by NY Tax Free Fund of all of Tax-Exempt NY Fund liabilities, followed by the distribution by Tax-Exempt NY Fund to its shareholders of Merger Shares in complete liquidation of Tax-Exempt NY Fund as series of the Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and NY Tax Free Fund and Tax-Exempt NY Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Tax-Exempt NY Fund upon the transfer of Tax-Exempt NY Fund’s assets to NY Tax Free Fund in exchange for Merger Shares and the assumption of Tax-Exempt NY Fund liabilities by NY Tax Free Fund, or upon the distribution of the Merger Shares to Tax-Exempt NY Fund’s shareholders in liquidation of Tax-Exempt NY Fund;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Tax-Exempt NY Fund on the receipt of Merger Shares solely in exchange for shares of Tax-Exempt NY Fund;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each Tax-Exempt NY Fund shareholder will be the same as the aggregate basis of Tax-Exempt NY Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by each shareholder of Tax-Exempt NY Fund will include the holding periods of Tax-Exempt NY Fund shares exchanged therefor, provided that at the time of the reorganization Tax-Exempt NY Fund shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, NY Tax Free Fund will not recognize gain or loss upon the receipt of assets of Tax-Exempt NY Fund in exchange for Merger Shares and the assumption by NY Tax Free Fund of all of the liabilities of Tax-Exempt NY Fund;

(vii)	under Section 362(b) of the Code, the basis of the assets of Tax-Exempt NY Fund transferred to NY Tax Free Fund in the reorganization will be the same in the hands of NY Tax Free Fund as the basis of such assets in the hands of Tax-Exempt NY Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods in the hands of NY Tax Free Fund of the assets of Tax-Exempt NY Fund transferred to NY Tax Free Fund will include the periods during which such assets were held by Tax-Exempt NY Fund.

While, as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Each Fund intends to declare dividends daily and distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, monthly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. However, if an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account. If the Agreement is approved by Tax-Exempt NY Fund’s shareholders, Tax-Exempt NY Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of June 30, 2006 and of NY Tax Free Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	NY Tax Free Money Fund	Tax-Exempt New York Money Fund	Pro Forma Adjustments	NY Tax Free Money Fund Pro Forma Combined
Net Assets
Existing Share Class	$84,830,062	$38,124,867	$(38,124,867)	$84,830,062
TENY Class	—	—	38,124,867	$38,124,867

Total Net Assets	$84,830,062	$38,124,867	$—	$122,954,929

Shares Outstanding
Existing Share Class	84,827,532	38,117,453	(38,117,453)	84,827,532
TENY Class	—	—	38,117,453	38,117,453
Net Asset Value Per Share
Existing Share Class	$1.00	$1.00	$—	$1.00
TENY Class	$—	$—	$—	$1.00

(1)	Assumes the merger had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of NY Tax Free Fund will be received by the shareholders of Tax-Exempt NY Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of NY Tax Free Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of NY Tax Free Fund as of June 30, 2006 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that NY Tax Free Fund will be the surviving fund following the merger, and because NY Tax Free Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Tax-Exempt NY Fund to NY Tax Free Fund as contemplated by the Agreement.

The Trustees of the Trust unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Tax-Exempt NY Fund into NY Tax Free Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Tax-Exempt NY Fund shareholders. The Meeting is to be held on Friday, December 8, 2006, at 4:00 p.m., Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting, this Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about October 19, 2006.

As of October 11, 2006, Tax-Exempt NY Fund had 33,931,107.97 shares outstanding.

As of October 11, 2006, NY Tax Free Fund had 72,448,568.58 shares outstanding.

Only shareholders of record on October 11, 2006 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Tax-Exempt NY Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of shareholders of Tax-Exempt NY Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. If the shareholders fail to approve the proposed reorganization, the reorganization will not occur.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Tax-Exempt NY Fund at the close of business on October 11, 2006 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment or postponement thereof. The holders of 30 percent of the outstanding shares of Tax-Exempt NY Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Tax-Exempt NY Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of October 11, 2006, the officers of and Trustees governing each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of Tax-Exempt NY Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Tax-Exempt NY Fund as of such date:

Shareholder Name and Address	Percentage Owned
ADP Clearing & Outsourcing Services New York, NY 10041-0004	65.21%

LPL Financial Services San Diego, CA 92121-1968	27.93%

Pension Financial Services Dallas, TX 75201-4609	5.67%

To the best of the knowledge of NY Tax Free Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of NY Tax Free Fund as of October 11, 2006:

Shareholder Name and Address	Percentage Owned
Knotfloat & Co. c/o State Street Bank Boston, MA 02206-5496	65.62%

The Arsenal Company LLC New York, NY 10016-2203	5.04%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Tax-Exempt NY Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,889. As the Meeting date approaches, certain shareholders of Tax-Exempt NY Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Tax-Exempt NY Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and this Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Tax-Exempt NY Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Tax-Exempt NY Fund at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time without notice to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAm expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS fund have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2006, by and among DWS Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of NY Tax Free Money Fund (the “Acquiring Fund” and formerly NY Tax Free Money Fund Investment), a separate series of the Acquiring Trust; Investors Municipal Cash Fund (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Tax-Exempt New York Money Market Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust; and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 345 Park Avenue, New York, New York 10154. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly created Tax-Exempt New York Money Market Fund (“TENY”) class voting shares of beneficial interest (par value $0.001) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares equal in number to shares of the Acquired Fund outstanding as of the Valuation Time as defined in Section 2.1; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the number of Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the

“1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  Shareholders of the Acquired Fund shall be entitled to receive, with respect to each full and fractional share of the Acquired Fund held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be March 12, 2007, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2   The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  State Street, (or its designee) as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the shares of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1   The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the

Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the SEC as an open-end non-diversified management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended March 31, 2006, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since March 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by

Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquiring Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the SEC as an open-end non-diversified management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by PricewaterhouseCoopers, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Trust and the Acquired Trust

5.1  The Acquiring Trust and the Acquired Trust each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Trust are accurate.

5.3  The Acquired Trust covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than February 2, 2007.

5.4  The Acquired Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Trust covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Trust and the Acquired Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Trust covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the SEC. The Acquired Trust will provide the Acquiring Trust with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Trust covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Trust covenants that it will, from time to time, as and when reasonably requested by the Acquired Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Trust title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and shall completely liquidate.

5.12  The Acquiring Trust and the Acquired Trust shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Trust agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Trust

The obligations of the Acquired Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Trust, its adviser or any of their affiliates) against the Acquiring Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Trust, which the Acquiring Trust reasonably believes might result in such litigation.

6.2  The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a

Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Trust shall reasonably request.

6.3  The Acquired Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been duly formed and is an existing Massachusetts business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is duly registered as a series of an investment company with the SEC and no stop order suspending the effectiveness of the registration statement has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the TENY class shares of the Acquiring Fund to

1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period of three years commencing on the Closing Date, in a form reasonably satisfactory to the Acquired Fund.

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1.00% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Trust

The obligations of the Acquiring Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Trust, its adviser or any of their affiliates) against the Acquired Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Trust which the Acquired Trust reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Trust shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been duly formed and is an existing Massachusetts business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the SEC and no stop order suspending the effectiveness of the registration statement has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust on or before the Closing Date.

7.6  The Acquired Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Trust and the Acquired Trust

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Trust or the Acquiring Trust, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Trust and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund as a series of the Acquired Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of the Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

(viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1 The Acquiring Trust agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Trust agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeAM, Inc. will bear all the expenses associated with the Reorganization, including without limitation any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Trust and the Acquired Trust, on behalf of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before May 11, 2007, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Trust, 345 Park Avenue, New York, New York 10154, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10017, Attention: Burton M. Leibert, Esq., or to the Acquired Trust, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to any other address that the Acquired Trust or the Acquiring Trust shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	INVESTORS MUNICIPAL CASH FUND, on behalf of Tax-Exempt New York Money Market Fund

Secretary	By: Its:

Attest:	DWS ADVISOR FUNDS, on behalf of NY Tax Free Money Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Proxy card enclosed.

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

COSTELLO TE NY

280 Oser Avenue Hauppauge, NY 11788-3610

INVESTORS MUNICIPAL CASH FUND

TAX-EXEMPT NEW YORK MONEY MARKET FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

4:00 p.m., Eastern time, on December 8, 2006

PROXY CARD

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	TENY_16803 WAVE III-TE_NY

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on December 8, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ■

VOTE ON PROPOSAL:
	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Tax-Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund (“Tax-Exempt NY Fund”) to the NY Tax Free Money Fund, a series of DWS Advisor Funds (“NY Tax Free Fund”) in exchange for shares of NY Tax Free Fund and the assumption by NY Tax Free Fund of all the liabilities of Tax-Exempt NY Fund and the distribution of such shares, on a tax-free basis for federal income tax purposes to the shareholders of Tax-Exempt NY Fund in complete liquidation and termination of Tax-Exempt NY Fund.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

TAX-EXEMPT NEW YORK MONEY MARKET FUND, a series of

INVESTORS MUNICIPAL CASH FUND

NY TAX FREE MONEY FUND, a series of

DWS ADVISOR FUNDS

PART B

STATEMENT OF ADDITIONAL INFORMATION

345 Park Avenue

New York, NY 10154

(212) 454-7190

RELATING TO THE ACQUISITION BY DWS ADVISOR FUNDS—NY TAX FREE MONEY

FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF INVESTORS MUNICIPAL CASH FUND—TAX-EXEMPT NEW YORK

MONEY MARKET FUND (THE “ACQUIRED FUND”).

Dated: October 16, 2006

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Target Fund as if the merger had been consummated on June 30, 2006.

(i)	The statement of additional information of Acquiring Fund, dated May 1, 2006, as revised August 14, 2006 as supplemented from time to time, relating to newly created Tax-Exempt New York Money Market Fund (“TENY”) shares;

(ii)	The statement of additional information of the Acquired Fund, dated August 1, 2006, as supplemented from time to time;

(iii)	The statement of additional information relating to the proposed merger, dated October 16, 2006 (the “Merger SAI”) a copy of which, if applicable, is included with the Prospectus/Proxy Statement; and

(iv)	the unaudited financial statements included in the Acquiring Fund’s semi-annual report to shareholders for the period ended June 30, 2006; the unaudited financial statements are incorporated herein by reference;

(v)	The audited financial statements included in the Acquiring Fund’s annual report to shareholders for the year ended December 31, 2005; the audited financial statements and related report of the independent registered public accounting firm are incorporated by reference; and

(vi)	The audited financial statements included in the Acquired Fund’s annual report to shareholders for the fiscal year ended March 31, 2006; the audited financial statements and related report of the independent registered public accounting firm are incorporated herein by reference.

This Merger SAI is not a prospectus. A Prospectus/Proxy Statement, dated October 13, 2006, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Merger SAI should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
Municipal Investments 98.6%
New York 93.8%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, University of Albany Foundation Student Housing, Series A, 4.0%, 11/1/2032	285,000	—	285,000	285,000	—	285,000
Albany, NY, Industrial Development Agency, Davies Office Refurbishing, AMT, 4.02%, 2/1/2017	—	390,000	390,000	—	390,000	390,000
Erie County, NY, Industrial Development Agency, Civic Facility Revenue, Suburban Adult Services, 4.04%, 6/1/2022	2,300,000	440,000	2,740,000	2,300,000	440,000	2,740,000
Hempstead, NY, Industrial Development Agency Revenue, Series F5J-D, AMT, 144A, 4.08%, 10/1/2043	—	1,300,000	1,300,000	—	1,300,000	1,300,000
Hempstead, NY, Industrial Development Agency, Trigen-Nassua Energy, AMT, 4.0%, 9/15/2015	—	800,000	800,000	—	800,000	800,000
Long Island, NY, Power Authority, Electric System Revenue,
Series 1A, 3.95%, 5/1/2033	1,400,000	—	1,400,000	1,400,000	—	1,400,000
Mineola, NY, Union Free School District, Tax Anticipation Notes,
4.5%, 6/29/2007	5,000,000	2,000,000	7,000,000	5,028,671	2,011,469	7,040,140
Nassau, NY, Health Care Corp. Revenue, Series 2004-C1, 3.95%, 8/1/2029	—	100,000	100,000	—	100,000	100,000
New York, Metropolitan Transportation Authority Revenue:
3.45%, 10/6/2006	2,000,000	1,000,000	3,000,000	2,000,000	1,000,000	3,000,000
Series 848-D, 144A, 3.99%, 11/15/2021	2,490,500	299,000	2,789,500	2,490,500	299,000	2,789,500
Series PA-1083, 144A, 4.0%, 5/15/2010	1,450,000	—	1,450,000	1,450,000	—	1,450,000
Series 1040, 144A, 4.0%, 11/15/2020	3,100,000	—	3,100,000	3,100,000	—	3,100,000
Series B-16, 144A, 4.0%, 11/15/2027	100,000	1,700,000	1,800,000	100,000	1,700,000	1,800,000
Series PA-541, 144A, 4.0%, 8/1/2038	500,000	—	500,000	500,000	—	500,000
New York, Oneida Indian Nation, 3.96%, 10/1/2032	1,605,000	—	1,605,000	1,605,000	—	1,605,000
New York, State Dormitory Authority Revenue:
Series 1997, 3.3%, 7/7/2006	—	1,685,000	1,685,000	—	1,685,000	1,685,000
Series 1997, 3.6%, 7/6/2006	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Series 1191, 144A, 3.98%, 5/15/2013	—	795,000	795,000	—	795,000	795,000
Series B09, 144A, 4.0%, 3/15/2023	350,000	350,000	700,000	350,000	350,000	700,000
New York, State Dormitory Authority Revenue, Solar Eclipse Funding Trust, Series 2006-0029, 144A, 3.97%, 2/15/2012	700,000	400,000	1,100,000	700,000	400,000	1,100,000
New York, State Dormitory Authority Revenues, Park Ridge Hospital, Inc., 3.97%, 7/1/2029	2,305,000	—	2,305,000	2,305,000	—	2,305,000
New York, State Energy Research & Development Authority, Facilities Revenue, Consolidated Edison Co., Series C-3, AMT, 4.0%, 11/1/2039	—	1,000,000	1,000,000	—	1,000,000	1,000,000
New York, State Environmental Facilities Corp., Pollution Control Revenue, Series PA-1261, 144A, 4.0%, 12/15/2009	—	1,385,000	1,385,000	—	1,385,000	1,385,000
New York, State General Obligation:
Series B, 2.9%, 3/15/2030	1,080,000	390,000	1,470,000	1,080,000	390,000	1,470,000

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
3.48%, 7/6/2006	1,000,000	1,000,000	2,000,000	1,000,000	1,000,000	2,000,000
New York, State Housing Finance Agency Revenue:
Series E-39, AMT, 4.0%, 11/15/2031	—	2,200,000	2,200,000	—	2,200,000	2,200,000
Series A, AMT, 4.01%, 5/1/2029	—	300,000	300,000	—	300,000	300,000
New York, State Housing Finance Agency Revenue, Historic Front Street, Series A, 3.94%, 11/1/2036	1,600,000	400,000	2,000,000	1,600,000	400,000	2,000,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 4.0%, 11/1/2028	—	415,000	415,000	—	415,000	415,000
New York, State Housing Finance Agency, Service Contract Revenue,
Series D, 3.95%, 3/15/2026	1,600,000	—	1,600,000	1,600,000	—	1,600,000
New York, State Power Authority
3.3%, 7/10/2006	—	1,000,000	1,000,000	—	1,000,000	1,000,000
3.6%, 7/13/2006	2,000,000	1,000,000	3,000,000	2,000,000	1,000,000	3,000,000
New York, State Power Authority Revenue & General Purpose,
3.35%, 3/1/2016	3,500,000	1,000,000	4,500,000	3,500,000	1,000,000	4,500,000
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series 1383, 144A, 4.01%, 10/1/2013	1,090,000	—	1,090,000	1,090,000	—	1,090,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 4.0%, 3/15/2025	2,575,000	1,800,000	4,375,000	2,575,000	1,800,000	4,375,000
New York, Tobacco Settlement Financing Corp.:
Series R-2033, 144A, 4.02%, 6/1/2021	1,960,000	—	1,960,000	1,960,000	—	1,960,000
Series R-6500, 144A, 4.02%, 6/1/2021	2,230,000	—	2,230,000	2,230,000	—	2,230,000
New York, Tsasc, Inc., Series R-513CE, 144A, 4.02%, 6/1/2034	2,200,000	1,870,000	4,070,000	2,200,000	1,870,000	4,070,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue Revenue, Abraham Joshua Heschel Project, 3.99%, 4/1/2032	1,505,000	—	1,505,000	1,505,000	—	1,505,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School, 3.98%, 12/1/2034	3,200,000	—	3,200,000	3,200,000	—	3,200,000
New York City, NY, Municipal Finance Authority, Water & Sewer System Revenue, Series 1289, 144A, 4.01%, 12/15/2013	—	1,500,000	1,500,000	—	1,500,000	1,500,000
New York City, NY, Municipal Water Finance Authority, 3.67%, 8/17/2006	2,000,000		2,000,000	2,000,000	—	2,000,000
New York City, NY, Transitional Finance Authority Revenue,
Series A-40, 144A, 4.0%, 11/1/2026	660,000	—	660,000	660,000	—	660,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A-1, 3.95%, 11/15/2022	45,000	—	45,000	45,000	—	45,000
Series C-5, 3.95%, 8/1/2031	—	850,000	850,000	—	850,000	850,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery, Series 1-D, 4.0%, 11/1/2022	—	895,000	895,000	—	895,000	895,000
Series 3-F, 4.0%, 11/1/2022	1,500,000	—	1,500,000	1,500,000	—	1,500,000

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
New York, NY, General Obligation:
Series J-3, 3.95%, 2/15/2016	500,000	—	500,000	500,000	—	500,000
Series H-6, 3.96%, 3/1/2034	580,000	—	580,000	580,000	—	580,000
Series 1318, 144A, 4.01%, 6/1/2013	1,000,000	500,000	1,500,000	1,000,000	500,000	1,500,000
Series I-8, 4.01%, 4/1/2036	1,500,000	—	1,500,000	1,500,000	—	1,500,000
Series E-2, 4.03%, 8/1/2034	1,200,000	—	1,200,000	1,200,000	—	1,200,000
New York, NY, Triborough Bridge & Tunnel Authority Revenue:
Series A, 3.95%, 1/1/2031	1,235,000	—	1,235,000	1,235,000	—	1,235,000
Series B-13, 144A, 4.0%, 11/15/2021	2,070,000	—	2,070,000	2,070,000	—	2,070,000
Series R-2013, 144A, 4.01%, 11/15/2021	300,000	—	300,000	300,000	—	300,000
Niagara County, NY, Industrial Development Agency, Civic Facility Revenue, NYSARC, Inc. Opportunities Unlimited, Series A, 4.04%, 9/1/202	—	645,000	645,000	—	645,000	645,000
Onondaga County, NY, Industrial Development Agency, Civic Facility Revenue, YMCA of Greater Syracuse, Series A, 4.04%, 11/1/2025	3,700,000	300,000	4,000,000	3,700,000	300,000	4,000,000
Orange County, NY, Industrial Development Agency, Civic Facility Revenue, St. Lukes Cornwall Hospital Project, 4.0%, 7/1/2032	2,565,000	700,000	3,265,000	2,565,000	700,000	3,265,000
Otsego County, NY, Industrial Development Agency, Civic Facility Revenue, Noonan Community Service Corp. Project, Series A, 3.97%, 3/1/2025	1,300,000	—	1,300,000	1,300,000	—	1,300,000
Port Authority of New York & New Jersey:
Series 3.44%, 7/10/2006	900,000	1,265,000	2,165,000	900,000	1,265,000	2,165,000
Series B, 3.61%, 9/7/2006	—	1,200,000	1,200,000	—	1,200,000	1,200,000
Series A, 3.62%, 7/6/2006	—	505,000	505,000	—	505,000	505,000
Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, Hawthorne Ridge Project, 3.93%, 10/30/2035	2,000,000	—	2,000,000	2,000,000	—	2,000,000

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

	NY Tax Free Money Fund Investment Principal Amount $	Tax-Exempt New York Money Market Fund Principal Amount $	NY Tax Free Money Combined Pro Forma Principal Amount $	NY Tax Free Money Fund Investment Value $	Tax-Exempt New York Money Market Fund Value $	NY Tax Free Money Combined Pro Forma Value $
Schenectady County, NY, Industrial Development Agency, Civic Facility Revenue, Sunnyview, Series B, 3.99%, 8/1/2033	600,000	—	600,000	600,000	—	600,000
Schenectady, NY, Bond Anticipation Notes, 4.5%, 5/24/2007	—	1,000,000	1,000,000	—	1,007,168	1,007,168
Schoharie County, NY, Industrial Development Agency, Civic Facility Revenue, Bassett Hospital Project, Series A, 4.04%, 2/1/2021	190,000	320,000	510,000	190,000	320,000	510,000
Syracuse, NY, Tax Anticipation Notes, Series A, 4.125%, 10/30/2006	—	1,050,000	1,050,000	—	1,051,730	1,051,730
Syracuse, NY, Revenue Anticipation Notes, Series B, 4.125%, 10/30/2006	4,000,000	—	4,000,000	4,006,590	—	4,006,590
Yates County, NY, Industrial Development Agency, Civic Facility Revenue, Series B, 3.99%, 9/1/2015	1,510,000	—	1,510,000	1,510,000	—	1,510,000

				79,515,761	35,769,367	115,285,128

California 0.2%
California, State Economic Recovery, Series C-6, 3.88%, 7/1/2023	—	300,000	300,000	—	300,000	300,000

Puerto Rico 4.6%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.98%, 10/1/2008	1,600,000	—	1,600,000	1,600,000	—	1,600,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 3.97%, 7/1/2020	1,965,000	200,000	2,165,000	1,965,000	200,000	2,165,000
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Certificates Macon Trust, Series R, 144A, 3.97%, 7/1/2035	1,500,000	—	1,500,000	1,500,000	—	1,500,000
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Central Facilities, Bristol-Myers Squibb Project, AMT, 4.01%, 12/1/2030	—	400,000	400,000	—	400,000	400,000

				5,065,000	600,000	5,665,000

Total Investment Portfolio (Cost $84,580,761, $36,669,367 and $121,250,128, respectively) 98.6%				84,580,761	36,669,367	121,250,128
Other Assets and Liabilities, Net 1.4%				249,301	1,455,500	1,704,801

Net Assets 100.0%				84,830,062	38,124,867	122,954,929

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006

	NY Tax Free Money Fund	Tax-Exempt New York Money Market Fund	Pro Forma Adjustments	NY Tax Free Money Fund Pro Forma Combined
Investments, at value	$84,580,761	$36,669,367	$—	$121,250,128
Cash	$—	$10,107	$—	$10,107
Other assets less liabilities	$249,301	$1,445,393	$—	$1,694,694

Total Net assets	$84,830,062	$38,124,867	$—	$122,954,929

Net Assets
Existing Share Class	$84,830,062	$38,124,867	$(38,124,867)	$84,830,062
TENY Class	—	—	38,124,867	$38,124,867

Total net assets	$84,830,062	$38,124,867	$—	$122,954,929

Shares Outstanding
Existing Share Class	84,827,532	38,117,453	(38,117,453)	84,827,532
TENY Class	—	—	38,117,453	38,117,453

Net Asset Value per Share
Existing Share Class	$1.00	$1.00	—	$1.00
TENY Class	$—	$—	—	$1.00

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

	NY Tax Free Money Fund	Tax-Exempt New York Money Market Fund	Pro Forma Adjustments		NY Tax Free Money Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$2,717,540	$1,229,572	—		$3,947,112
Total Investment Income	2,717,540	1,229,572			3,947,112
Expenses
Management Fees	139,948	92,292	(69,932	)(2)	162,308
Services to Shareholders	17,656	38,117	200,314	(3)	256,087
Administrative Fee	525,084	—	(389,828	)(3)	135,256
Custodian Fees	764	7,656	9,181	(3)	17,601
Distribution Service Fees	17,355	209,756	—		227,111
Auditing	42,183	32,379	(27,336	)(4)	47,226
Legal	16,535	11,048	5,852	(4)	33,435
Trustees Fees	9,193	10,983	(5,565	)(4)	14,611
Reports to Shareholders	24,252	12,052	(11,576	)(4)	24,728
Registration Fees	21,206	18,838	(32,048	)(4)	7,996
Other Expenses	11,758	5,713	(3,973	)(4)	13,498

Total expenses before reductions	825,934	438,834	(324,911)		939,857
Expense reductions	(130,184)	(22,207)	152,391	(5)	—
Expenses, net	695,750	416,627	(172,520)		939,857

Net investment income (loss)	2,021,790	812,945	172,520		3,007,255

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	657	6,887	—		7,544

Net increase in net assets from operations	$2,022,447	$819,832	$172,520		$3,014,799

Notes to Pro Forma Combining Financial Statements June 30, 2006

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2006, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended June 30, 2006 for NY Tax Free Fund and Tax-Exempt NY Fund, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Tax-Exempt NY Fund in exchange for shares of NY Tax Free Fund at net asset value. Following the acquisition, NY Tax Free Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, NYTax Free Fund intends to continue to qualify as a regulated investment company.

At December 31, 2005, NY Tax Free Fund had a net tax basis capital loss carryforward of approximately $300, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2013.

At March 31, 2006, Tax-Exempt NY Fund had a net tax basis capital loss carryforward of approximately $5,100, which may be . applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2013. During the year ended March 31, 2006, Tax-Exempt NY Fund utilized approximately $6,500 of prior year capital loss carryforwards.

2.	Represents reduction in management fees resulting from the use of NY Tax Free Fund’s lower management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the implementation of NY Tax Free Fund’s Administration Agreement which became effective June 1, 2006.

4.	Represents estimated increase (decrease) in expense resulting from the merger.

5.	Represents decreased expense reimbursement due to lower expenses resulting from the merger.